SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2006

ROCKVILLE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

CONNECTICUT	000-51239	30-0288470
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

25 Park Street
Rockville, Connecticut 06066
(860) 291-3600
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry Into a Material Definitive Agreement
Item 9.01	Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1	Employment Agreement for Darlene S. White, entered into June 7, 2006
Exhibit 10.2	Employment Agreement for Christopher Buchholz, entered into June 7, 2006

Item 1.01	Entry Into a Material Definitive Agreement.

The registrant entered into employment agreements on June 7, 2006 with Darlene S. White, SVP/Operations Officer, and Christopher Buchholz, SVP/Commercial Banking Market Executive.
Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit No.	Description
10.1	Employment Agreement for Darlene S. White, SVP/Operations Officer entered into June 7, 2006
10.2	Employment Agreement for Christopher Buchholz, SVP/Commercial Banking Market Executive entered into June 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKVILLE FINANCIAL, INC.

By:_/ s / Gregory A. White________
Gregory A. White
Senior Vice President/Chief Financial Officer

Date: June 13, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement - D. White
10.2	Employment Agreement - C. Buchholz